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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[ ]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-12

                                    ICO, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)      Title of each class of securities to which transaction applies:
        (2)      Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)      Proposed maximum aggregate value of transaction:
        (5)      Total fee paid.
[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)      Amount Previously Paid:
        (2)      Form, Schedule or Registration Statement No.:
        (3)      Filing Party:
        (4)      Date Filed:


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NOTHING IN THIS FILING CONSTITUTES AN ADMISSION THAT THE FOLLOWING LETTERS WERE
SENT IN CONNECTION WITH ANY SOLICITATION OR WERE OTHERWISE REQUIRED TO BE FILED UNDER THE PROXY RULES.

                                      * * *

The following letter was sent regarding the irrevocable proxy granted in connection with ICO's acquisition of Frontier Inspection Services, Inc.

                                [ICO letterhead]

March 22, 2001

Mr. Jack Cave
2512 Good Shepherd
Brownwood, TX 76801

Re:      2001 Annual Meeting of Shareholders
         Irrevocable Proxy

Dear Mr. Jack Cave:

                  In accordance with the irrevocable proxy that you granted to the Chairman of the Board and the President of ICO, or either of them, in connection with the Agreement and Plan of Merger dated April 19, 1994, between Frontier Inspection Services, Inc. ("Frontier"), FIS Acquisition Corp. and each of the shareholders of Frontier, all shares of ICO Common Stock that you acquired as a result of the merger (the "Shares") will be voted by the designated proxies. Currently, Dr. Al O. Pacholder is the Chairman of ICO and Ms. Sylvia A. Pacholder is the President of ICO and the Shares you own will be voted by them in accordance with the recommendations of ICO's Board of Directors. Specifically, the Shares will be voted in favor of (1) the slate of nominees recommended by the ICO Board of Directors: William E. Cornelius, Howard
P. Tuckman and George S. Sirusas and (2) for the ratification of the of the appointment of PricewaterhouseCoopers LLP as independent accountants. In addition, your Shares will be subject to discretionary authority as to such other matters as may properly come before the Annual Meeting.

                  Our records indicate that 78,000 shares of the ICO Common Stock that you own are held in brokerage or other nominee name. In order to ensure these shares are voted in accordance with the Agreement, PLEASE CONTACT YOUR BROKER, BANK OR OTHER NOMINEE, AND INSTRUCT THEM TO ISSUE A LEGAL PROXY AUTHORIZING DR. ASHER O. PACHOLDER OR SYLVIA A. PACHOLDER, OR EITHER OF THEM TO VOTE THESE SHARES. The Legal Proxy should be delivered to Dana Bain at ICO, Inc.

                  Please sign and date this letter where indicated below and return it at your earliest convenience in the enclosed envelope. You may contact Dana Bain at 281-721-4125 with any questions that you may have regarding this letter.

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                                      Sincerely,

                                      /s/ John C. Biro
                                      John C. Biro
                                      Senior Vice President,
                                      CAO & Treasurer

ACKNOWLEDGEMENT

                  I hereby acknowledge (1) receipt of this letter and (2) that the Shares will be voted as indicated above.

                                      Signature:  ______________________________

                                      Printed name:  ___________________________

                                      Title (if applicable):  __________________

                                      Date:  ___________________________________


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The following letter was sent regarding the irrevocable proxy granted in connection with ICO's acquisition of R.J. Dixon, Inc.:

                                      * * *

                                [ICO letterhead]

March 22, 2001

Raymond J. Dixon Jr
305 Oakleaf Drive

Lafayette, Louisiana 70503

Re:      2001 Annual Meeting of Shareholders
         Irrevocable Proxy

Dear Mr. Dixon:

         In accordance with the irrevocable proxy that you granted to the Chairman of the Board and the President of ICO, or either of them, in connection with the Agreement and Plan of Merger dated June 1, 1995, between ICO, Inc., R.J. Dixon, Inc., RJD Acquisition Corp. and you, all shares of ICO Common Stock that you acquired as a result of the merger (the "Shares") will be voted by the designated proxies. Currently, Dr. Al O. Pacholder is the Chairman of ICO, and Ms. Sylvia A. Pacholder is the President of ICO and the Shares you own will be voted by them in accordance with the recommendations of ICO's Board of Directors. Specifically, the Shares will be voted in favor of (1) the slate of nominees recommended by the ICO Board of Directors: William E. Cornelius, Howard
P. Tuckman and George S. Sirusas and (2) for the ratification of the of the appointment of PricewaterhouseCoopers LLP as independent accountants. In addition, your Shares will be subject to discretionary authority as to such other matters as may properly come before the Annual Meeting.

         Our records indicate that 98,884 shares of the ICO Common Stock that you own are held in brokerage or other nominee name. In order to ensure these shares are voted in accordance with the Agreement, PLEASE CONTACT YOUR BROKER, BANK OR OTHER NOMINEE, AND INSTRUCT THEM TO ISSUE A LEGAL PROXY AUTHORIZING DR. ASHER O. PACHOLDER OR SYLVIA A. PACHOLDER, OR EITHER OF THEM TO VOTE THESE SHARES. The Legal Proxy should be delivered to Dana Bain at ICO, Inc.

         Please sign and date this letter where indicated below and return it at your earliest convenience in the enclosed envelope. You may contact Dana Bain at 281-721-4180 with any questions that you may have regarding this letter.

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                                      Sincerely,

                                      /s/ Jon C. Biro
                                      Jon C. Biro
                                      Senior Vice President,
                                      CAO & Treasurer

ACKNOWLEDGEMENT

         I hereby acknowledge (1) receipt of this letter and (2) that the Shares will be voted as indicated above.

                                      Signature:  ______________________________

                                      Printed name:  ___________________________

                                      Title (if applicable):  __________________

                                      Date:  ___________________________________


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The following letter was sent regarding the irrevocable proxy granted in connection with ICO's acquisition of Polymer Service, Inc.

                                      * * *

                                [ICO letterhead]

Mr. Joe L. Moore
3307 Latrobe Lane
Katy, TX 77450

Re:      2001 Annual Meeting of Shareholders
         Irrevocable Proxy

Dear Mr. Moore:

         In accordance with the irrevocable proxy that you granted to the Chairman of the Board and the President of ICO, or either of them, in connection with the Agreement and Plan of Merger dated July 19, 1996, between ICO, Inc., ICO Acquisition of Indiana, Inc., Polymer Service of Indiana, Inc. ("PSI") and the shareholders of PSI, all shares of ICO Common Stock that you are entitled to vote (the "Shares") will be voted by the designated proxies. Currently, Dr. Al
O. Pacholder is the Chairman of ICO and Ms. Sylvia A. Pacholder is the President of ICO and the Shares you own will be voted by them in accordance with the recommendations of ICO's Board of Directors. Specifically, the Shares will be voted in favor of (1) the slate of nominees recommended by the ICO Board of
Directors: William E. Cornelius, Howard P. Tuckman and George S. Sirusas and (2) for the ratification of the of the appointment of PricewaterhouseCoopers LLP as independent accountants. In addition, your Shares will be subject to discretionary authority as to such other matters as may properly come before the Annual Meeting.

         Our records indicate that you hold 23,924 shares of ICO Common Stock that you hold in registered form. In order to ensure these shares are voted in accordance with the Agreement, the Legal Proxy should be delivered to Dana Bain at ICO, Inc.

         Please sign and date this letter where indicated below and return it at your earliest convenience in the enclosed envelope. You may contact Dana Bain at 281-721-4180 with any questions that you may have regarding this letter.

                                      Sincerely,

                                      /s/ Jon C. Biro
                                      Jon C. Biro
                                      Senior Vice President,
                                      CAO & Treasurer

ACKNOWLEDGEMENT

         I hereby acknowledge (1) receipt of this letter and (2) that the Shares will be voted as indicated above.

                                      Signature:  ______________________________

                                      Printed name:  ___________________________

                                      Title (if applicable):  __________________

                                      Date:  ___________________________________

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The following letter was sent regarding the irrevocable proxies granted in connection with ICO's acquisition of Bayshore Industrial, Inc. This letter, as modified for each party's individual circumstances, was sent to the following individuals: Eddie R. Johnson, Max W. Kloesel and Carol C. Munn.

                                      * * *

                                [ICO letterhead]

March 22, 2001

[inside address]

Re:      2001 Annual Meeting of Shareholders
         Irrevocable Proxy

Dear ____________:

         In accordance with the irrevocable proxy that you granted to the Chairman of the Board and the President of ICO, or either of them, in connection with the Agreement and Plan of Merger dated December 9, 1996, between ICO, Inc., ICO Acquisition, Inc., Bayshore Industrial, Inc. ("Bayshore") and the shareholders of Bayshore, all shares of ICO Common Stock that you are entitled to vote (the "Shares") will be voted by the designated proxies. Currently, Dr. Al O. Pacholder is the Chairman of ICO and Ms. Sylvia A. Pacholder is the President of ICO and the Shares you own will be voted by them in accordance with the recommendations of ICO's Board of Directors. Specifically, the Shares will be voted in favor of (1) the slate of nominees recommended by the ICO Board of
Directors: William E. Cornelius, Howard P. Tuckman and George S. Sirusas and (2) for the ratification of the of the appointment of PricewaterhouseCoopers LLP as independent accountants. In addition, your Shares will be subject to discretionary authority as to such other matters as may properly come before the Annual Meeting.

         [[In addition to _____ shares of ICO Common Stock that you hold in registered form, our/Our] records indicate that _________ shares of the ICO Common Stock that you own are held in brokerage or other nominee name. In order to ensure these shares are voted in accordance with the Agreement, PLEASE CONTACT YOUR BROKER, BANK OR OTHER NOMINEE, AND INSTRUCT THEM TO ISSUE A LEGAL PROXY AUTHORIZING DR. ASHER O. PACHOLDER OR SYLVIA A. PACHOLDER, OR EITHER OF THEM TO VOTE THESE SHARES. The Legal Proxy should be delivered to Dana Bain at ICO, Inc.]

         Please sign and date this letter where indicated below and return it at your earliest convenience in the enclosed envelope. You may contact Dana Bain at 281-721-4180 with any questions that you may have regarding this letter.

                                      Sincerely,

                                      /s/ Jon C. Biro

                                      Jon C. Biro
                                      Senior Vice President,
                                      CAO & Treasurer

ACKNOWLEDGEMENT

         I hereby acknowledge (1) receipt of this letter and (2) that the Shares will be voted as indicated above.

                                      Signature:  ______________________________

                                      Printed name:  ___________________________

                                      Title (if applicable):  __________________

                                      Date:  ___________________________________